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                                                                 Exhibit (23)(a)



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Investment Technology Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                    /s/ KPMG Peat Marwick LLP


Los Angeles, California
April 30, 1997